Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
US Airways Group, Inc.:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                        KPMG Peat Marwick LLP


Washington, D.C.
April 25, 1997